UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2019

Flushing Financial Corporation
(Exact name of registrant as specified in its charter)

001-33013
(Commission File Number)

Delaware
(State or other jurisdiction of incorporation)
11-3209278
(IRS Employer Identification No.)
220 RXR Plaza, Uniondale, New York , 11556
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2019, Mr. Michael A. Azarian was appointed by the Board of Directors (the “Board”) of Flushing Financial Corporation (the “Company”) to fill a newly-created vacancy on the Board, effective February 26, 2019. It is has not yet been determined on which committee(s) of the Board Mr. Azarian will serve.

Mr. Azarian is an accomplished business leader who brings with him more than 40 years of diversified technology operations experience in the financial services industry with over 30 years at two industry leaders, JPMorgan Chase and Citigroup. From 1986 to 2007 he served J.P. Morgan Chase in the following senior management positions: Managing Director, Chief Technology Officer and Chief Operations Officer, JP Morgan Private Bank and Asset Management; Managing Director, Chief Technology Officer for Chase Regional Banking including Consumer, Small Business and Personal Financial Services Market Segments; and Managing Director, Enterprise Chief Technology Officer for global business infrastructure, distributed computing and shared technology services. More recently, Mr. Azarian has served Citibank in the following senior management positions: from 2007 to 2013, Managing Director, Chief Information Officer – Citibank U.S. based retail consumer and commercial technology, including Branch, Contact Center, Core Operations, Fraud, AML, ATM and Check Processing; and from 2013 to 2017, Managing Director, Global Consumer Technology Executive – Responsible for the Retail Bank implementation of advanced customer servicing and global common operational processes. Mr. Azarian retired in 2017 and since June 2018 has been an Advisory Board Member of CxO Nexus, Inc., which provides automated, role-specific advice to simplify and optimize category and vendor spend management tasks.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated February 5, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flushing Financial Corporation

Date: February 5, 2019	By:	/s/ Susan K. Cullen
Susan K. Cullen
	Title:	Chief Financial Officer